Exhibit 99.1

STRICTLY CONFIDENTIAL TERRA PROPERTY TRUST QUARTERLY INVESTOR CALL – Q1 2025 MAY 22, 2025 STRICTLY CONFIDENTIAL

STRICTLY CONFIDENTIAL DISCLAIMER THESE MATERIALS AND ANY PRESENTATION OF WHICH THEY FORM A PART A RE NOT INTENDED AS AN OFFER TO SELL, OR THE SOLICITATION OF AN O FFER TO PURCHASE, ANY SECURITY, THE OFFER AND/OR SALE OF WHICH CAN ONLY BE MADE BY DEFINITIVE OFFERING DOC UMENTATION. ANY OFFER OR SOLICITATION WITH RESPECT TO ANY SECURI TIES THAT MAY BE ISSUED BY TERRA PROPERTY TRUST, INC. (“ TPT ”) WILL BE MADE ONLY BE MEANS OF DEFINITIVE OFFERING MEMORANDA O R PROSPECTUS, WHICH WILL BE PROVIDED TO PROSPECTIVE INVESTORS AN D WILL CONTAIN MATERIAL INFORMATION THAT IS NOT SET FORTH HEREIN, INCLUDING RISK FACTORS RELATING TO ANY SUCH INVESTMENT. CERTAIN FIGURES PROVIDED HEREI N ARE UNAUDITED AND AS OF MARCH 31, 2025, UNLESS OTHERWISE NOTED, AND MAY EXCLUDE DISCLOSURES REQUIRED IN AUDITED FINANCIAL STATEMENTS. THIS PRESENTATION INCLUDES CERTAIN NON - GAAP FINANCIAL MEASURES. THESE NON - GAAP FINANCIAL MEASURES SHOULD BE CONSIDERED ONLY AS SUPPLEM ENTAL TO, AND NOT AS SUPERIOR TO, FINANCIAL MEASURES IN ACCORDAN CE WITH GAAP. PLEASE REFER TO OUR MOST RECENT PERIODIC REPORT FILED WITH THE U.S. SECURITIES AND EXCHAN GE COMMISSION FOR THE MOST RECENT GAAP INFORMATION. THIS PRESENT ATION ALSO CONTAINS MARKET STATISTICS AND INDUSTRY DATA WHICH ARE SUBJECT TO UNCERTAINTY AND ARE NOT N ECESSARILY REFLECTIVE OF MARKET CONDITIONS. THESE HAVE BEEN DERI VED FROM THIRD PARTY SOURCES AND HAVE NOT BEEN INDEPENDENTLY VERIFIED BY TPT OR ITS AFFILIATES. ALL MATERIAL PRESENTED IS COMPILED FROM SOUR CES BELIEVED TO BE RELIABLE AND CURRENT, BUT ACCURACY CANNOT BE GUARANTEED. NEITHER TPT NOR ANY OF ITS REPRESENTATIVES OR AFFILI ATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, A S TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN, AND TPT AND ITS REPRESENTATIVES DI SCLAIM ALL LIABILITY RELATING TO, OR RESULTING FROM, THE USE OF THIS INFORMATION. NOTHING CONTAINED IN THIS PRESENTATION IS, OR SHALL BE RELIED UPON AS, A PROMISE OR REPRES ENTATION AS TO THE PAST, CURRENT OR FUTURE PERFORMANCE OF TPT. FORWARD - LOOKING STATEMENTS THIS PRESENTATION INCLUDES “FORWARD - LOOKING STATEMENTS,” AS SUCH TERM IS DEFINED IN SECTION 27A OF THE U.S. SECURITIES ACT OF 19 33, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBORS PROVIDED BY THE SAME. THESE FORWARD - LOOKING STATEMENTS ARE BASED ON CURRENT ASSUMPTIONS, EXPECTATIONS AND BELIEFS OF TP T ARE SUBJECT TO A NUMBER OF TRENDS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD - LOOKING STATEMENT S. TPT CANNOT GIVE ANY ASSURANCE THAT THESE FORWARD - LOOKING STAT EMENTS WILL BE ACCURATE. THESE FORWARD - LOOKING STATEMENTS GENERALLY CAN BE IDENTIFIED BY USE OF FORWARD - LOOKING TERMINOLOGY SUCH AS “MAY,” “WILL,” “TARGET,” “S HOULD,” “EXPECT,” “ATTEMPT,” “ANTICIPATE,” “PROJECT,” “ESTIMATE,” “INTEND,” “SEEK,” “CONTINUE,” OR “BELIEVE ,” OR THE NEGATIVES THEREOF OR OTHER VARIATIONS THEREON OR COMPA RABLE TERMINOLOGY. SIMILARLY, STATEMENTS HEREIN THAT DESCRIBE CERTAIN PLANS, EXPECTATIONS, GOALS, PROJECT IONS AND STATEMENTS, AND OTHER STATEMENTS OF MANAGEMENT’S BELIEF S, INTENTIONS OR GOALS ALSO ARE FORWARD - LOOKING STATEMENTS. IT IS UNCERTAIN WHETHER ANY OF THE E VENTS ANTICIPATED BY THE FORWARD - LOOKING STATEMENTS WILL TRANSPI RE OR OCCUR, OR IF ANY OF THEM DO, WHAT IMPACT THEY WILL HAVE ON TPT’S RESULTS OF OPERATIONS AND FINANCI AL CONDITION. THERE ARE A NUMBER OF RISKS AND UNCERTAINTIES, MAN Y OF WHICH ARE BEYOND TPT’S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD - LOOKING STATEMENTS INCLUDED HEREIN, INCLUDING, BUT NOT LIMITED TO, THE ABILITY TO RETAIN KEY PERSONNEL; CONDITIONS IN THE MARKET FOR MORTGAGE - RELATED INVESTMENTS; AVAIL ABILITY OF SUITABLE INVESTMENT OPPORTUNITIES; CHANGES IN INTERES T RATES; CHANGES IN THE YIELD CURVE; CHANGES IN PREPAYMENT RATES; THE AVAILABILITY AND TERMS OF FINAN CING; FUTURE LIQUIDITY, INCLUDING CASH FLOW, AND LIQUIDITY EVENTS; RISKS RELATED TO POTENTIAL STRATEGIC TRANSACTIONS, INCLUDING BUT NOT LIMITED TO UNCERTAINTIES REGARDI NG SUCCESSFUL COMPLETION AND INTEGRATION, AND REALIZATION OF ANT ICIPATED BENEFITS FROM ANY SUCH TRANSACTIONS; GENERAL ECONOMIC CONDITIONS; MARKET CONDITIONS; INFLATIONARY PRE SSURES ON THE CAPITAL MARKETS AND THE GENERAL ECONOMY; CONDITION S IN THE MARKET FOR COMMERCIAL AND RESIDENTIAL LOANS, SECURITIES AND OTHER INVESTMEN TS; LEGISLATIVE AND REGULATORY CHANGES THAT COULD ADVERSELY AFFE CT THE BUSINESS OF TPT; RISKS RELATED TO THE ORIGINATION AND OWNERSHIP OF LOANS AND OTHER ASSETS, WHICH A RE TYPICALLY SHORT - TERM LOANS THAT ARE SUBJECT TO HIGHER INTERES T RATES, TRANSACTION COSTS AND UNCERTAINTY ON LOAN REPAYMENTS; CREDIT RISKS; SERVICING - RELATED RISKS, INCLUDING THOSE ASSOCIATED WITH FORECLOSURE AND LIQUIDATI ON; THE STATE OF THE U.S. AND TO A LESSER EXTENT, INTERNATIONAL ECONOMY GENERALLY OR IN SPECIFIC GEOGRAPHI C REGIONS; THE GENERAL VOLATILITY OF THE SECURITIES MARKETS IN W HICH TPT PARTICIPATES; TPT’S ABILITY TO MAINTAIN ITS QUALIFICATION AS A REAL ESTATE INVESTMENT TRUST FOR U.S. FEDERAL INCOME TAX PURPOSES; AND TPT’S ABILITY TO MAINTAIN ITS EXEMPTION FROM REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. ALL SUCH FACTORS ARE DIFFICULT TO PREDICT, INCLUDING THOSE RISKS SET FORTH IN TPT’S ANNUAL REPORTS ON FORM 10 - K, QUARTERLY REPORTS ON FORM 10 - Q, AND CURRENT REPORTS ON FORM 8 - K THAT ARE A VAILABLE ON TPT’S WEBSITE AT HTTP://WWW.TERRAPROPERTYTRUST.COM A ND ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. THE FORWARD - LOOKING STATEMENTS INCLUDED IN T HIS PRESENTATION ARE MADE ONLY AS OF THE DATE HEREOF. READERS AR E CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD - LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. TPT DOES NOT UNDERTAKE ANY OBLIGATION TO UPD ATE THESE FORWARD - LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES, EXCEPT AS REQUIRE D BY APPLICABLE LAW. 2

STRICTLY CONFIDENTIAL MARKET OVERVIEW • Economic sentiment remains highly uncertain • Fed has remained much more cautious in rate cutting than markets anticipated • Surging Treasury yield reflect broader investor concerns about the US economy • CRE transaction activity remains depressed • Cap rates have expanded, but spread over Treasury remains tight 3 US FED FUNDS VS. TREASURY VS. CPI US CAP RATES VS. TREASURY Source: Federal Reserve, Bureau of Labor Statistics, Treasury Source: US Treasury, Green Street Advisors; cap rate is nominal equal weighted for all property types -% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% '19 '20 '21 '22 '23 '24 Fed Funds Rate 10-Yr Treasury CPI - bp +125 bp +250 bp +375 bp +500 bp +625 bp '00 '02 '04 '06 '08 '10 '12 '14 '16 '18 '20 '22 '24 US Cap Rate vs. 10-Year Treasury

STRICTLY CONFIDENTIAL MARKET OVERVIEW • MREITs remain in defensive mode as they can’t raise capital accretively, remain in protracted workouts, increase reserves, and cut dividends 4 MREIT AVG QUARTERLY ORIGINATIONS CMREIT P / BV Source: Bloomberg; distinction based on diversity of investment portfolio securities: Diverse includes STWD, LADR; Pure - Play inc ludes ARI, BXMT, CMTG, GPMT, KREF Source: CRE News; sample set includes ACRE, ACRES, ARI, BRSP, BXMT, FBSP, GPMT, KREF, STWD, TRTX, E E 4 4 4 4 -x 0.2x 0.4x 0.6x 0.8x 1.0x 1.2x 1.4x 1.6x '19-12 '20-12 '21-12 '22-12 '23-12 '24-12 Diverse Pure-Play

STRICTLY CONFIDENTIAL COMPANY OVERVIEW HISTORY • Terra Property Trust, Inc. (and, together with its consolidated subsidiaries, “Terra Property Trust” or “TPT”) is a real estate investment trust (“REIT”) that originates, invests in and manages a diverse portfolio of real estate and real estate - related assets. • Terra Property Trust commenced operations on January 1, 2016, following its creation in connection with the merger of the predecessor private Reg D Terra Secured Income Funds. • In June 2021, Terra Property Trust issued $85.1 million in aggregate principal amount of its 6.00% senior notes due June 2026 • On October 1, 2022, Terra Income Fund 6, Inc. (“Terra BDC”) merged with and into TPT, adding $70+MM of additional equity to TPT. In connection with this merger, TPT assumed $38.4 million in aggregate principal of 7.00% senior notes due March 2026 • As an SEC - registered fund, Terra/Mavik is restricted under Reg F - D in what can be communicated outside of the SEC filings and public statements 5

STRICTLY CONFIDENTIAL COMPANY OVERVIEW (CONTINUED) STRATEGY • Terra Property Trust originates, invests in and manages a diverse portfolio of real estate and real estate - related assets. • TPT aims to direct source investments • We focus primarily on commercial real estate credit investments, with the following characteristics: 6 $10MM to $50MM Loan Size First mortgage loans, subordinated loans (including B - notes, mezzanine and preferred equity) and credit facilities Structure Commercial Property Type United States Geography 2 to 5 years Duration

STRICTLY CONFIDENTIAL COMPANY OVERVIEW (CONTINUED) HIGHLIGHTS • From inception through March 31, 2025, Terra Property Trust has made 111 consecutive monthly distributions • Total value of cumulative distributions is greater than 75% of aggregate contributed capital • Low leverage – Debt to Equity of 1.59x • Avg cost of debt 7.0% vs Avg (gross) loan portfolio yield of 13.86% 7

STRICTLY CONFIDENTIAL First Mortgage 6 deals 31% Equity 8 deals 50% Mezzanine 2 deals 3% Preferred Equity 4 deals 16% First Mortgage Equity Mezzanine Preferred Equity Value - Add 9 deals 54% Pre - Dev. 3 deals 17% Stabilized 2 deals 7% Other 4 deals 17% Construction 2 deals 5% Value-Add Pre-Dev. Stabilized Other Construction Industrial 4 deals 30% Office 5 deals 20% Multifamily 4 deals 18% Corporate 3 deals 16% Infill Land 2 deals 13% Mixed Use 2 deals 3% Industrial Office Multifamily Corporate Infill Land Mixed Use TERRA PROPERTY TRUST PORTFOLIO 8 TPT PORTFOLIO BY INVESTMENT STRUCTURE TPT PORTFOLIO BY PROPERTY TYPE TPT PORTFOLIO BY INVESTMENT PROFILE TPT PORTFOLIO – MATURITIES OVER NEXT 12 MONTHS BY PROPERTY TYPE • As of March 31, 2025, TPT has a portfolio of 20 assets with the following diversification characteristics: Multifamily 3 deals 42% Infill Land 2 deals 47% Mixed Use 2 deals 11% Multifamily Infill Land Mixed Use

STRICTLY CONFIDENTIAL TERRA PROPERTY TRUST PORTFOLIO (CONTINUED) 9 Leverage ratio at 1.59 Since 12/31/2023, NPLs have been reduced through payoffs by approx. $150MM $258MM of $271M of our loan portfolio (or 95%) is floating rate Weighted average interest rate across the portfolio is: 13.9% gross 14.4% net of leverage Avg remaining term ~10 months (excluding nonperforming loans) As of March 31, 2025:

STRICTLY CONFIDENTIAL RESULTS OF OPERATIONS – Q1 2025 10 GAAP Net loss of $1.3MM or $0.05/share ( basic and fully diluted). The loss was driven primarily by reductions in interest income as a result of non - performing loans, as well as non - cash charges ($2.1MM incremental CECL reserves). Depreciation and Amortization (including unconsolidated investments) of $1.9MM or $0.08/share Realized $2.5MM of default interest on full repayment in Q1 of a loan on non - accrual status CECL reserve of $2.1MM or $0.09/share

STRICTLY CONFIDENTIAL LIQUIDITY CONSIDERATIONS • As discussed in both public filings and investor letters: • TPT voluntarily registered its common stock with the SEC, in part to provide its investors with enhanced visibility and transparency and to improve TPT’s ability to efficiently pursue an IPO, direct listing or other potential transactions that w oul d provide liquidity to its stockholders • In 2022, TPT acquired via merger Terra Income Fund 6, to enhance TPT’s diversification and scale, thereby creating more favorable conditions for a successful IPO or direct listing • In June 2023, TPT entered into a merger agreement with Western Asset Mortgage Capital Corporation (“WMC”). In August 2023, WMC terminated the merger agreement to pursue what the WMC board of directors deemed a superior unsolicited acquisition proposal from Angelo Gordon sponsored AG Mortgage Investment Trust, Inc. • Potential future liquidity transactions include: • Direct listing of TPT • IPO • Strategic transactions to add scale and/or pursue a direct listing (e.g., WMC type merger) • Converting TPT into a traditional “non - traded REIT,” including the adoption of a share repurchase plan 11

205 West 28th Street, FL12 New York, NY 10001 (646) 877 – 6336 STRICTLY CONFIDENTIAL Terra Property Trust, Inc. media@mavikcapital.com 12 For further information: